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                                                                   Exhibit 10.37

                                 BUSINESS LEASE

                                     between

                               MONTBELL ASSOCIATES

                                    LANDLORD

                                       AND

                                  H-POWER CORP.

                                     TENANT

                              DATE: AUGUST 8, 1991

                         COMMENCEMENT DATE: MAY 1, 1991

                         TERMINATION DATE: JULY 31, 1996

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                               TABLE OF CONTENTS

      Section                                                               Page
                                                                            ----
1     ANNUAL RENT..............................................................4
2     TAXES....................................................................4
3     USE OF PREMISES..........................................................5
4     MAINTENANCE AND OPERATION OF LEASED PREMISES.............................5
5     TENANT'S EQUIPMENT AND FIXTURES..........................................6
6     INTERIOR ALTERATIONS BY TENANT AND LANDLORD'S ALTERATIONS................6
7     ASSIGNMENT...............................................................7
8     FIRE AND OTHER CASUALTIES................................................7
9     UNAVAILABILITY OF FIRE INSURANCE.........................................8
10    NON-LIABILITY OF LANDLORD LANDLORD INDEMNITY.............................9
11    SURRENDER................................................................9
12    HOLDING OVER.............................................................9
13    QUIET ENJOYMENT..........................................................9
14    REMEDIES ON DEFAULT.....................................................10
15    SUBORDINATE TO MORTGAGES AND DEEDS OF TRUST.............................11
16    NET LEASE...............................................................11
17    CONDEMNATION OR EMINENT DOMAIN..........................................11
18    RENT SECURITY...........................................................12
19    NOTICES.................................................................12
20    SIGNS...................................................................12
21    INTEREST ON DEFAULT.....................................................12
22    FINANCIAL STATEMENTS....................................................13
23    RESERVATION OF TITLE....................................................13
24    CERTIFICATE OF OCCUPANCY................................................13
25    LANDLORD'S COVENANTS AND REPRESENTATIONS................................13
26    LEASE PROVISIONS NOT EXCLUSIVE..........................................14
27    DELIVERY OF LEASE.......................................................14
28    ENTIRE AGREEMENT........................................................14
29    RIGHT TO INSPECT AND EXHIBIT............................................14
30    BENEFITS OF LEASE.......................................................16
31    TABLE OF CONTENTS AND CAPTIONS..........................................16
32    ACCORD AND SATISFACTION.................................................16
33    CONSENTS TO DEFAULTS....................................................16
34    DATE OF POSSESSION OMITTED BY INTENTION.................................16
35    MUTUAL WAIVER OF SUBROGATION............................................16
36    ENVIRONMENTAL LAWS......................................................17
37    INTERPRETATION..........................................................18
38    CONSENTS................................................................18
39    NEGOTIATED LEASE........................................................19
40    PROCESSING CHARGE OMITTED BY INTENTION..................................19
41    RIGHT OF FIRST REFUSAL OMITTED BY INTENTION.............................19


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                                     LEASE

      THIS AGREEMENT, entered into this 8th day of August 1991 between Montbell Associates, having its principal office at 40 Warren Street, Paterson, New Jersey 07524, hereinafter referred to as Landlord; and H-Power Corp., 21 Lackawana Place, Bloomfield, NJ 07003; hereinafter referred to as the Tenant.

      W I T N E S S E T H:

      That the Landlord hereby demises unto the Tenant and the Tenant hereby hires and takes from Landlord for the term and on the rental hereinafter specified, the Premises in the City of Belleville, County of Essex, State of New Jersey, commonly known as 60 Montgomery Street (2nd Floor).

      TO HAVE AND TO HOLD the Leased Premises, approximately 7,500 Square feet unto Tenant, its successors and assigns, for the term of five (5) Years,
commencing on the 1st day of May    , 1991 (the "Commencement Date"), and end at
8:00 pm, Eastern Standard Time, July 31, 1996 after said commencement, unless this Lease shall be sooner terminated as hereinafter provided.

      The term, Leased Premises, shall be defined as that section of the building shown on Exhibit "A", which represents 4.75% of the total rentable space of the complex of which the Leased Premises is a part.

      SECTION 1: ANNUAL RENT:

      (a) Tenant agrees to pay to Landlord an annual rental as set forth in Schedule "A". Said rent to be paid in equal monthly installments in advance on the first day of each and every month.

      (b) If Tenant moves into or takes possession of the Leased Premises prior to the Commencement Date, it shall not pay a pro rata portion of the rent from such time to the Commencement Date, the actual Commencement Date being unchanged from that set forth above, provided Tenant shall provide Landlord with the first month's rent and a certificate of insurance as set forth in Section 8 hereof.

      SECTION 2: TAXES:

      (a) The Landlord agrees to pay the real estate taxes assessed against the property for the calender year 1992, that being considered base period taxes. A copy of the most recent tax bill is attached hereto.


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      (b) The parties agree that the Tenant shall pay all increases in the real estate taxes assessed in excess of said base period. Landlord shall furnish Tenant with a copy of the tax bill for proof of increase. The increase shall then be due and payable as taxes are due and payable.

      (c) Landlord and Tenant agree that Tenant's total share of the real estate taxes shall be based on the Tenant's pro rata share of occupancy. Tenant's pro rata share of occupancy is 4.75%.

      (d) Tenant further agrees to pay all other taxes levied against the Leased Premises, special assessments, water and sewer charges and other charges levied against the land and buildings which comprise the Leased Premises.

      SECTION 3: USE OF PREMISES:

      Tenant shall use the Leased Premises for the development and manufacture of fuel cell systems plus hydrogen generation, clean up and storage systems and for no other purpose other than that connected with Its business.

      SECTION 4: MAINTENANCE AND OPERATION OF LEASED PREMISES:

      Except as provided in section (f) below, Tenant agrees that Tenant, at Its expense will:

      (a) Pay for all water, gas, fuel, and electricity used or consumed by It in the Leased Premises directly to the public utility providing the same and maintain in good working order all plumbing, electrical, heating, ventilating and air conditioning systems. Landlord represents that all said utilities are separately metered.

      (b) The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, state, county and municipal authorities applicable to the business to be conducted by the Tenant in the Leased Premises, including the making of structural and nonstructural alterations due to the Tenant's occupancy. If any of such laws, ordinances, rules and regulations shall require structural changes which would have been necessary irrespective of the nature of the tenancy, then in such event, the same shall be complied with by the Landlord. Tenant agrees not to do or permit to be done at any time during the Term anything in the Leased Premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on the property kept therein, above the present rate;

      (c) Operate and maintain in good condition the buildings and building equipment installed on the Leased Premises by Landlord, making all necessary interior repairs thereto, and repainting when necessary except as provided in section 8, if the necessity therefor is caused by fire or other casualty.

      (d) Replace all glass in windows and doors which may be broken or cracked subsequent to the commencement of this Lease;


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      (e) Keep sidewalks, parking lots and driveways abutting the Leased
Premises in good and safe repair and free and clean from ice, snow and debris within a ten ( 10) foot radius of the building.

      (f) Landlord agrees to maintain and repair the roof and structural portions of the building. Landlord shall commence such repairs as It deems reasonably necessary within three (3) days written notice by Tenant that said repairs are needed.

      If such damage is the result of the negligence or willful and wanton misconduct of the Tenant, Landlord shall make such repairs as It deems reasonably necessary and Tenant shall reimburse Landlord for Its time and material to make such repairs.

      SECTION 5: TENANT'S EQUIPMENT AND FIXTURES:

      (a) Tenant at Its expense shall have the right to install, maintain, and remove in, on or about the Leased Premises all such equipment, furniture and fixtures as It deems necessary or desirable in connection with the operation of Its business in the Leased Premises, all of which shall remain the property of Tenant. Tenant shall pay the cost of repairing any damage to the building on the Leased Premises occasioned by any such removal of Tenant's equipment by Tenant.

      (b) If the Tenant shall not have removed all such equipment, furniture, and fixtures installed by It in the Leased Premises at the termination of this Lease for any cause, Landlord shall have the right to remove the same and store the same and Tenant upon written demand shall pay to Landlord Its cost of removal, restoration of any damage done to the building in connection therewith and charges for storage. If Tenant shall not take delivery of the same and pay such costs, including storage costs, for the period of 15 days after any such expiration or other termination of this Lease, then Landlord may sell the same at public or private sale and apply the net proceeds of said sale to its aforesaid costs, including reasonable attorneys' fees paying over to Tenant any net proceeds remaining after payment of same.

      SECTION 6: INTERIOR ALTERATIONS BY TENANT AND LANDLORD'S ALTERATIONS:

      Tenant, at Its expense, may make alterations and additions to the interior of the Leased Premises which It deems necessary or desirable in connection with the operation of Its business therein; provided however, that no changes shall be made in the electric, plumbing, airconditioning or heating systems which will cause an overloading of such systems or of the sewage outlets to the city sewers or septic or other sanitary system installed on the Leased Premises or necessitate any additions to the heating system. All such alterations shall be made in accordance with the requirements of the building code of the municipality in which the Leased Premises are located, and other governmental authorities having jurisdiction and, to the extent applicable, with the regulations of the Board of Fire Underwriters. Tenant shall not permit any mechanics' or other liens to stand against the property of which the Leased Premises is a part for work or material furnished to Tenant, provided that Tenant shall not be in default pursuant to this provision so long as It is contesting the


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validity thereof by appropriate legal action diligently pursued and an appropriate surety bond is posted.

      Nothing herein contained shall be construed as a consent on the part of the Landlord to subject the Landlord's property to liability under the mechanic's lien law of the State of New Jersey, or any lien law or any lien or charge whatsoever.

      No structural changes shall be made by Tenant without the written consent of the Landlord, which consent shall not be unreasonably withheld. Landlord hereby approves of attached plan detailing Tenant's proposed improvements.

      SECTION 7: ASSIGNMENT:

      The Tenant shall not sublet the Leased Premises or any portion thereof, or assign this Lease without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

      In the event that the Landlord shall consent to an assignment or subletting or an assignment or subletting shall take place because the Landlord has not consented within 15 days, then all rents in excess of those payments due from Tenant to Landlord pursuant to this Lease shall be paid to Landlord as Additional Rent. On demand, any assignee or subtenant shall make payments directly to Landlord.

      SECTION 8: FIRE AND OTHER CASUALTIES:

      (a) Tenant at Its expense, throughout the term of this Lease and for the mutual benefit of the Landlord and Tenant, shall maintain general liability insurance against claims for bodily injury or death and property damage occurring upon, in or about the Leased Premises, affording protection to a limit of not less than $1,000,000.00 Combined Single Limit Per Accident or Occurrence.

      (b) The insurance provided for in this section shall be affected under valid and enforceable policies issued by insurers of recognized responsibility and acceptable to Landlord and Landlord's mortgagee, and such policies shall name Landlord and Tenant as the assureds as their respective interests may appear. The Landlord shall be named as an additional insured under all insurance policies required herein.

      (c) Tenant shall furnish Landlord, upon written request from Landlord, from time to time certificates evidencing the Policies of insurance required by It pursuant to this section and shall deliver certified copies of such policies to Landlord's mortgagee if required by it.

      (d) If the Leased Premises is totally destroyed by fire or other casualty or is damaged by fire or other casualty to the extent of 50% or more, this Lease at the Landlord's or Tenant's option shall terminate; in the event of such termination, Tenant shall have six (6) months to procure other reasonably suitable quarters and any unearned rent paid or credited in advance shall be refunded.


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If so terminated, Landlord shall be entitled to the insurance proceeds collectible by reason of such damage or destruction. If not so terminated, then the Landlord forthwith and with due diligence shall repair and restore such buildings to their condition immediately prior to such damage and the rent shall be abated proportionately during the Period of restoration.

      (e) The Tenant shall reimburse Landlord for the amount of any increase in premiums over base year 1991 (at its pro rata share or 4.75%) for fire, extended coverage, and Landlord's liability coverage including flood insurance, if any insisted with the current insurance policy covering the complex of which the Leased Premises is a part and which is attached hereto as an exhibit.

      SECTION 9: UNAVAILABILITY OF FIRE INSURANCE:

      If, because of Tenant's occupancy, it shall be impossible to obtain fire insurance on the buildings and improvements on the Leased Premises in an amount and in the form and in fire insurance companies licensed in the State of New Jersey; then after providing Tenant with that such insurance is unattainable, Tenant shall have fifteen (15) days to procure such insurance policy's reasonably acceptable to the Landlord. In the event Tenant fails to obtain said insurance in said 15 days then the Landlord may, if Landlord so elects, at any time thereafter, terminate this Lease and the term thereof on giving the Tenant
(30) days written notice of Landlord's intention to do so, and, upon giving such notice, this Lease and the Term thereof shall terminate and come to an end.

      If any of the policies of insurance that are provided to be obtained and maintained by Tenant or Landlord cannot be obtained and/or kept in force because of Tenant's use of the Leased Premises and Tenant shall fail to commence to cure, remedy and correct the condition which makes it impossible to obtain and keep in force said policies within thirty (30) days after written notice given by Landlord to Tenant, and Tenant fails, neglects or refuses to proceed diligently to curb such condition, Landlord may terminate this Lease by giving at least thirty (30) days notice of such termination to Tenant, and this Lease shall terminate at the expiration of said thirty (30) days with the same force and affect as if that were the original expiration date thereof, and Tenant shall be and remain liable to Landlord for all damages and losses suffered by it in the same manner as if this Lease were terminated for any other default of Tenant. In lieu of exercising such right of termination, Landlord may, at its option, obtain such policies at regular or increased rates and pay the premiums thereof and Tenant shall reimburse Landlord for the amount of such premium upon demand, and if not paid, the amount thereof, together with interest at two (2%) percent per month, shall be added to the amount of the next month's rent, as additional rent.

      If, due to the Tenant's use of the Leased premises, the insurance rates are increased on the entire building, contents and liability, the Tenant shall reimburse the increased cost to the Landlord and other tenants for their increased cost. Landlord, on request of Tenant, shall provide the Tenant with any insurance documentation which Pertains to rate changes.


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      SECTION 10: NON-LIABILITY OF LANDLORD LANDLORD INDEMNITY:

      (a) The Landlord shall not be responsible for the loss of or damage to property for any cause whatsoever including, but not limited to, water damage, or injury to Persons, including Tenant, occurring in or about the Leased Premises by reason of any existing or future condition, defect, matter or thing in the Leased Premises or for the acts, omission or negligence of other persons or tenants in and about the Leased Premises. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability or loss of or damage to property, or injuries to persons occurring in or about the Leased Premises due to the negligent acts or omission of Tenant, Its servants, agents, employees or invitees. Tenant's obligations pursuant to this Section 10 (a) shall be satisfied provided that it obtains insurance as set forth in Section 8.

      SECTION 11: SURRENDER:

      At the expiration or termination of this Lease, Tenant shall surrender immediate possession of the Leased Premises, together with all alterations, improvements and additions thereto made by Tenant as permitted hereby, to Landlord in broom clean and as good condition as when delivered, reasonable wear and tear excepted. Provided Landlord delivers notice to Tenant thirty (30) days prior to expiration of the term, Tenant shall remove, in a good and workmanlike manner, any alterations, improvements or additions.

      SECTION 12: HOLDING OVER:

      Any holding over by Tenant after the expiration of the Term of this Lease shall not operate except by written agreement to extend or renew this Lease or to imply or create a new Lease, but in such case, Landlord's rights shall be limited to either immediate termination of Tenant's occupancy or the treatment of the Tenant's occupancy as a month-to-month tenancy, then the Tenant shall pay fixed monthly rental of DOUBLE the Lease rental charged during the final month of the Lease in addition to other charges set forth in this Lease only if the Tenant remains without the written consent of the Landlord and only if such holding over jeopardizes the Landlord's ability to procure another Tenant.

      SECTION 13: QUIET ENJOYMENT:

      Landlord agrees that the Tenant, upon paying the rent and keeping the agreements of this Lease on Its part to be kept and performed, shall have peaceable and uninterrupted possession of the Leased Premises during the term of this Lease.

      SECTION 14: REMEDIES ON DEFAULT:

      This Lease and the term thereof are subject to limitation that if at any time during such term any one or more of the following events (herein called an "Event of Default") shall occur:


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      (a) If Tenant makes an assignment for the benefit of creditors; or

      (b) If a decree or other order by a court having jurisdiction shall have been entered adjucating the Tenant a bankrupt or insolvent, or approving a properly filed a petition seeking, under the Federal Bankruptcy Laws or any other similar applicable Federal or State Law, the reorganization of Tenant or the composition, extension or arrangement of the liabilities of Tenant, and such decree or order continues undischarged for thirty days; or if a decree or order by the court for the appointment of a receiver or trustee or assignee in bankruptcy or insolvency of Tenant or of substantially all of Its properties shall have been entered and such decree or other order shall have remained in force undischarged for ninety days; or

      (c) If Tenant institutes proceedings for a decree or order of the kind mentioned in subsection (b) or files a consent to any such decree mentioned in subsection (b); or if Tenant admits in writing to Its inability to pay Its debts as they become due; or

      (d) If Tenant assigns, mortgages or encumbers this Lease, except with the prior written consent of the Landlord, or sublets the whole or any portion thereof, except as permitted pursuant to the provisions of this Lease, or if this Lease shall be transferred or pass to any person, firm or corporation by operation of law;

      (e) If Tenant fails to pay any installment of rent by the fifteenth day after receipt of written notice from the Landlord; or

      (f) If Tenant fails to pay any other sum required to be paid by Tenant hereunder and such failure shall continue for the period of five days after receipt of notice from the Landlord; or

      (g) If Tenant fails to perform or observe any other requirements of this Lease not hereinbefore in this section specifically referred to and such failure continues for forty five days after receipt of notice thereof from Landlord and if Tenant fails to commence the performance or observance of such other requirement; within said forty-five days and to diligently proceed therewith;

      then, upon the happening of any one or more such Events of Default, Landlord, at its election, without demand or notice and without declaring said term ended, if it so elects, may re-enter the Leased Premises, either with or without occupying the same again and may repossess and enjoy the Leased Premises, without the termination of said term (if Landlord elects not to terminate the same) or such reentry working a forfeiture of the rents to be paid by Tenant or the agreements to be performed by Tenant during the balance of the term of this Lease. The commencement of a proceeding or suit in forcible entry and detainer, or in ejectment, or other action of recovery of possession of the Leased Premises after default by Tenant. Landlord shall relet the Leased Premises at the highest rental reasonably obtainable, the Tenant shall remain liable for and pay to the Landlord for the remainder of the term of this Lease, upon each rent day specified for the payment of the monthly installments of the fixed annual rent, the difference between the rent collected by Landlord for reletting the Leased Premises, after deducting therefrom expenses of preparing Leased Premises


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for renting, brokerage commissions and legal fees in connection therewith, and the fixed annual rent hereinabove reserved for the balance of the term of this Lease or at the option of the Landlord the rent due for the remainder of the term together with all expenses and commissions, incurred by Landlord.

      SECTION 15: SUBORDINATE TO MORTGAGES AND DEEDS OF TRUST:

      This Lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust or encumbrances affecting the Leased Premises. The Tenant agrees to execute such instruments which may be deemed necessary or desirable by the Landlord to further affect the subordination of this Lease to any such mortgage, deed of trust or encumbrance. Landlord covenants that it shall not permit any default under said mortgage and that in the event of such default, Tenant shall have the right to cure the same and deduct the cost of curing such default from the rent due hereunder.

      SECTION 16: NET LEASE:

      This is a "Net" Lease and the Landlord shall not be required to provide any services or maintenance contracts do any act in connection with the Leased Premises, except as expressly provided herein including but not limited to furnishing heat, water and power and Landlord shall not be liable for any failure of any supply or electric current or of any service by any utility, nor for injury or damage to person (including death) or property caused by or resulting from steam, gas, electricity, water, rain or snow which may be or leak from any part of the Leased Premises, or from any pipes, appliances or plumbing works of the same, or from interference with light or other appurtenances, hereditaments or easements, however caused and the rent reserved hereunder shall be paid to Landlord without any claim on the part of the Tenant for dimunition or abatement except as expressly provided herein, and the fact that the Tenants use and occupancy of the Leased Premises shall be disturbed or prevented from any cause whatsoever shall not in any way suspend, abate or reduce the rentals to be paid hereunder.

      SECTION 17: CONDEMNATION OR EMINENT DOMAIN:

      If the entire property or any substantial part thereof wherein the Leased Premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, or in the event of a conveyance in lieu thereof, this Lease shall terminate upon the actual possession by the condemning authority and the tenant may pursue Its own claim against the condemning authority so long as said claim does not interfere with the Landlord's award.

      SECTION 18: RENT SECURITY:

      To secure the covenants and promises of the Tenant contained herein the Tenant herewith deposits (on signing of this Lease) the sum of $2,812.50. Said sum shall be returned to the Tenant at the expiration of the term hereof, without interest, provided the Tenant has performed in


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accordance with the terms hereof. In the event repairs are necessary, beyond ordinary wear and tear, then said sum or a portion thereof, may be used by the Landlord to make such repairs and the balance remaining shall be returned to the Tenant provided that Landlord shall not otherwise be obligated to make such repairs as otherwise set forth in Section 4(b) of this Lease. The security deposited herein shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. If Landlord applies any part of said sum to cure any default of Tenant, Tenant shall, upon demand, deposit with Landlord the amount so applied so that the Landlord may have the full deposit on hand at all times during the term of the Lease provided that Landlord gives reasonable written notice to the Tenant. Tenant hereby waives any future law or laws which may require the Landlord to segregate the aforementioned security or pay interest on said security deposit. In addition to the security deposit upon signing of this agreement the Tenant deposits with the Landlord a sum equal to the first month's rent which shall be held by the Landlord and shall be applied toward the rent to be paid in accordance with this Lease.

      SECTION 19: NOTICES:

      All notices hereunder shall be in writing and sent by hand or fax confirmed by United States certified mail, postage prepaid:

      a. If to Landlord at 10 Warren Street, Paterson. New Jersey 07524

      b. lf to Tenant at the Leased Premises, or in either case, at such other address as either party, by written notice to the other party shall furnish.

      SECTION 20: SIGNS:

      No signs shall be affixed to or placed upon any exterior part of the Leased Premises by Tenant, except in such manner and of such size, design and color as shall be in conformity with all applicable laws and approved in advance by Landlord in writing, which consent shall be unreasonably withheld or delayed.

      SECTION 21: INTEREST ON DEFAULT:

      a. In the event Tenant fails to make any payment of Rent ten (10) days after written notice that it is due, or fails within ten (10) days after notice, to take any other action required of it under this Lease, TIME BEING OF THE ESSENCE, which action is then taken by Landlord. Tenant shall pay to Landlord as Additional Rent the greater of (i) 5% of the amount of Rent or monies expended by Landlord to cure any such default of the Tenant, or (ii) $500.00, which sum is deemed reasonable by the parties to compensate the Landlord for additional costs and not as a penalty.

      b. In the event the Tenant fails to pay Rent when due, or fails, after notice, to take any action required of It under this Lease, which action is then taken by Landlord, Tenant shall pay to


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Landlord interests at the rate of two (1%) per cent per month, or the then highest amount allowed by law, on Rent or monies expended by the Landlord to cure any default of the Tenant, said interest to run from the date same becomes due from Tenant until the date of payment. No interest shall be due provided Rent is paid on or before the tenth day after it is due.

      SECTION 22: FINANCIAL STATEMENTS:

      After the first anniversary of the commencement date of the term, Tenant shall, if required by Landlord's mortgagee or any future mortgage, or prospective purchaser, submit, without cost to take Landlord, Tenant's financial statement. Tenant shall also, without cost to Landlord, submit to any prospective mortgagee or purchaser such statements as it may have, as and when required by Landlord or Landlord's mortgagee or prospective mortgagee or prospective purchaser.

      SECTION 23: RESERVATION OF TITLE:

      Tenant may not consent to the reservation of any title to property by any conditional vendor to any property which may be affixed to the Leased Premises so as to become a part thereof (excluding trade fixtures and trade machinery and equipment used in Tenant's business), wholly or in any portion, without material injury to the Leased Premises. Landlord hereby states that the reservation of any such title by any conditional vendor or similar party shall be null and void.

      SECTION 24: CERTIFICATE OF OCCUPANCY:

      If required, Landlord shall obtain a Certificate of Occupancy permitting the use of the Leased Premises by Tenant in accordance with the terms of this Lease, provided that Tenant, shall cooperate fully with the Landlord in obtaining said Certificate of Occupancy.

      SECTION 25: LANDLORD'S COVENANTS AND REPRESENTATIONS:

      Landlord covenants, represents and warrants that:

      a. Landlord has title to the Leased Premises and has the full right and power to execute and perform this Lease and to grant the estate demised herein, and that Tenant, on payment of the rent herein reserved and performing the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Leased Premises and all rights appurtenances and privileges belonging or in anywise appertaining thereto during the Lease term without molestation or hindrances of any persons whomsoever.

      b. The Leased Premises complies with all zoning requirements and is free of any known building fire or other violations.


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      c. At the commencement of the term, the Leased Premises will be in a good state of repair, and all heating, ventilating and air-conditioning systems, as well as plumbing and electrical systems, shall be in good working order.

      d. Landlord agrees to perform improvements as per Schedule "B" prior to the commencement of the term.

      SECTION 26: LEASE PROVISIONS NOT EXCLUSIVE:

      The rights and remedies of the Landlord contained in this Lease are not intended to be exclusive but as additional to all other rights and remedies the Landlord would otherwise have by law.

      SECTION 27: DELIVERY OF LEASE:

      No rights are to conferred upon the Tenant except that Tenant shall have the right to store equipment within the Leased Premises until this Lease has been signed by the Landlord and an executed copy of the Lease has been delivered to the Tenant.

      SECTION 28: ENTIRE AGREEMENT:

      This Lease contains all agreements between the parties hereto. No representatives or agent of Landlord or Tenant's authorized to make any representations or alter, or modify this Lease or any of the options in this Lease contained and provided for in any way. Any additions, alterations, changes or modifications to or in this Lease or any agreements, hereafter made or conditions created, to be binding upon the parties hereto, must be in writing and signed by parties, and it is agreed that none of the provisions of this Lease, including this provision, can be waived, except by writing duly signed by the parties hereto.

      SECTION 29: RIGHT TO INSPECT AND EXHIBIT:

      The Landlord or its agent, shall have the right to enter the Leased Premises at reasonable hours, given reasonable notice to the Tenant in the day, and at night in the case of an emergency, to examine the same or to make such repairs, additions or alterations as it shall deem necessary for safety, preservation or restoration of the improvements, or the safety or convenience of the occupants or users thereof (there being no obligation however, unless expressly set forth herein, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers, and to put upon the Leased Premises a suitable "For Sale" or "To Let" sign for six (6) months prior to the end of this Lease. For six (6) months prior to the expiration of the Term, the Landlord, or its agents, may similarly exhibit the Leased Premises to prospective tenants.


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

      SECTION 30: BENEFITS OF LEASE:

      This Lease shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns subject however, as to Tenant to the provisions of Section 7 of this Lease.

      SECTION 31: TABLE OF CONTENTS AND CAPTIONS:

      The Table of Contents and Captions in this Lease are, inserted only as a matter of convenience and in no way to define, amplify, limit or describe the scope or intent of this Lease, or the terms, conditions and provisions hereof, nor as affecting the meaning of the text of any article or section hereof in any way.

      SECTION 32: ACCORD AND SATISFACTION:

      No payment by Tenant or receipt by Landlord of lesser amount than the rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent to be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease or by law.

      SECTION 33: CONSENTS TO DEFAULTS:

      No consent or waiver, express or implied, by the Landlord, to or of any breach or default in the performance by the Tenant of Tenant's obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in performance by Tenant hereunder. Failure on the part of the Landlord to complain of any act or failure to act of the Tenant or to declare the Tenant in default, irrespective of how long such act or failure continues, shall not constitute a waiver by the Landlord or its rights hereunder.

      SECTION 34: DATE OF POSSESSION OMITTED BY INTENTION:

      SECTION 35: MUTUAL WAIVER OF SUBROGATION:

      It is covenanted and agreed by and between the Parties hereto that the Tenant shall relieve the Landlord of all liability or loss or damage to the Tenant's property, whether real or personal, caused by fire and/or perils covered in a standard form fire insurance policy with extended coverage, due to any acts of commission or omission of Landlord; and Landlord shall relieve the Tenant of all liability for loss or damage to Landlord's property, whether real or personal, caused by fire and/or the perils covered in a standard form fire insurance policy with extended coverage due to any acts of commission or omission of Tenant.

      SECTION 36: ENVIRONMENTAL LAWS:

      a. If Tenant receives any notice ("Notice") of the happening of any event involving the use, spill, discharge or clean-up of any hazardous or toxic substances or waste, or any oil or pesticide on or about the Leased Premises or into the sewer and/or waste treatment system operated by the Landlord or any utility (any such event is hereinafter referred to as a "Hazardous Discharge") from any person entity, including the New Jersey Department of Environmental Protection ("DEP") and Environmental Protection Agency ( "EPA"), which Notice is caused by Tenant's occupancy of the Leased Premises (or any assignee or sub-tenants use of the Leased Premises), then the Tenant shall give immediate written notice of same to Landlord, detailing all relevant facts and circumstances. Tenant's SIC number is ______________.

      b. Without limitation to the forgoing, the Landlord shall have the option, but shall not be obligated, to exercise any of its rights as provided herein immediately upon Tenant's failure to comply in full with any of the terms of this Section or Landlord's receipt of any notice from any person or entity asserting the happening of a Hazardous Discharge and Landlord may take such action as it deems necessary or advisable to remedy Tenant's failure to clean-up, remove or minimize the impact of any such Hazardous Discharge, and all costs and expenses incurred by the Landlord in the exercise of any such rights shall be paid to the Landlord by Tenant, on demand, all as additional rent.

      c. The occurrence of any of the following events shall constitute an Event of Default under this Lease:

      1. If the Landlord receives its first notice of a Hazardous Discharge other than from the Tenant, and the Landlord does not receive a notice (which may be given in oral or written form, provided same is following with all due dispatch by written notice given by certified mail, return receipt requested) of such Hazardous Discharge from Tenant within seventy-two (72) hours of the time Tenant received said first notice from any governmental agency, having jurisdiction.

      2. If the DEP, EPA or any other state or federal agency asserts or creates a first lien upon any or all of the Leased Premises by reason of the occurrence of a Hazardous Discharge; or

      3. If the DEP, EPA or any other state or federal agency asserts a claim against the Tenant or the Landlord for damages or clean-up costs related to a Hazardous Discharge. Provided, however, such claim shall not constitute a default if, within five (5) days of the occurrence giving rise to the claim.

      A. The Tenant can prove to the Landlord's satisfaction that Tenant has commenced and is diligently pursuing either (i) cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion; or (ii) proceedings for an injunction, a restraining order or other appropriate emergency relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) days of the occurrence giving rise to the claim and the emergent relief is not thereafter dissolved or reversed on appeal; and

      B. In either of the foregoing events, the Tenant has posted a bond, letter of credit or other security satisfactory in form, substance and amount to the Landlord and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim.

      d. If the Tenant's operations on the Leased Premises now or hereafter constitute an "Industrial Establishment" subject to the requirements of the New Jersey Environmental Cleanup Act, N.J.S.A. 13:1k-6 et.seq., and the regulations pertaining thereto, N.J.A.C. 7:1-3.1 et seq. ("ECRA"), prior to the expiration or sooner termination of this Lease, Tenant shall comply with all requirements of ECRA pertaining to an Industrial Establishment closing operations at Its sole cost and expense to the satisfaction of the DEP and the Landlord. Without limitation to the foregoing, the Tenant's obligations shall include (i) the proper filing of the initial notice to the DEP's and the Landlord's satisfaction of all soil, ground, water and surface water sampling and tests required by N.J.A.C. 7:1-37, (ii) the performance to the DEP's and the Landlord's satisfaction of all soil, ground, water, and surface water sampling tests required by N.J.A.C. 7:1-3,9 and (iii) the filing of a "negative declaration" with DEP under N.J.A.C. 7:1-3.12. The Tenant shall immediately Provide Landlord with copies of all correspondence, reports, notices, orders, findings, declarations and other materials pertinent to Tenant's compliance and DEP's requirements under ECRA as they are issued or received by the Tenant.

      e. The Tenant hereby agrees to defend (with counsel satisfactory to Landlord), to indemnify and hold the Landlord harmless from and against any and all claims, losses, liabilities, damage (be they, without limitation, clean-up costs and reasonable attorney fees arising by reason of any of the aforesaid or an action against the Tenant arid/or Landlord under this indemnity) arising directly or indirectly from, out of or by reason of Tenant's failure to comply in full with any of the terms of this Section 37 or any Hazardous Discharge occurring during the period of this Lease and any other period of Possession of the Leased Premises by the Tenant.

      f. This section shall survive the expiration or sooner termination of this Lease.

      SECTION 37: INTERPRETATION:

      The laws of the State of New Jersey shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforcibility of' any provision hereof shall not affect or impair any other provision.

      SECTION 38: CONSENTS:

      Landlord shall not unreasonably withhold or delay its consents to any act or matter which, pursuant to this Lease, requires its consent.

      SECTION 39: NEGOTIATED LEASE:

      This is a negotiated Lease. This Lease shall not be construed against the Landlord by reason of it being prepared by Landlord, Landlord's agents or Landlord's attorney's.

      SECTION 40: PROCESSING CHARGE OMITTED BY INTENTION:

      SECTION 41: RIGHT OF FIRST REFUSAL OMITTED BY INTENTION

IN WITNESS WHEREOF the parties hereto have set their hands and seals the day and year first above written.

WITNESS:

                                          by:   /s/ Robert H. Kessler
--------------------------                      -----------------------
                                                    ROBERT H. KESSLER
                                                    MONTBELL ASSOCIATES
                                                        Landlord

ATTEST:

                                          by:   /s/ Joseph P. Maceda
--------------------------                      -----------------------
                                                    JOSEPH P. MACEDA
                                                    H-POWER CORP.
                                                        Tenant


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

                                 SCHEDULE "A"
                                RENTAL SCHEDULE

           DATE                 PER SQ. FT.        ANNUAL            MONTHLY

09/01/91    TO   12/31/91          $1.60         $12,000.00         $1,000.00
01/01/92    TO   07/31/92           4.00          30,000.00          2,500.00
08/01/92    TO   07/31/93           4.25          31,875.00          2,656.25
08/01/93    TO   07/31/94           4.50          33,750.00          2,812.50
08/01/94    TO   07/31/95           4.75          35,625.00          2,968.75
08/01/95    TO   07/31/96           5.00          37,500.00          3,125.00

                                  SCHEDULE "B"

      Landlord agrees to perform the following before the commencement of this Lease.

      1.    All existing lighting will be in working order.
      2.    All mechanical shall be in working order.
      3. Take out the existing conveyor and put in a staircase leading to the second floor.
      4.    Install male/female bathrooms on the second floor of the Leased
            Premises.


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